UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 2, 2001




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




--------------------------------       -----------------     -------------------
          Delaware                           1-12074              72-1235413
 (State or other jurisdiction           (Commission File      (I.R.S. employer
of incorporation or organization)            Number)         identification no.)
---------------------------------      -----------------     -------------------


       625 E. Kaliste Saloom Road
            Lafayette, Louisiana                              70508
  (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibit 99 - Press Release dated May 2, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  STONE ENERGY CORPORATION



Date: May 2, 2001                 By: /s/  James H. Prince
                                  --------------------------
                                           James H. Prince
                                      Chief Financial Officer



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